MERIDIAN VALUE FUND
                                                 July 24, 1996

To Our Shareholders:

The Meridian Value Fund's net asset value per share at June 28, 1996, was $15.32. This represents an increase of 28.6% for the calendar year to date. The Fund's total return for the fiscal year ended June 30, 1996 was 49.2%. The Fund's assets at the close of the quarter were invested 5.7% in cash and cash equivalents, and 94.3% in stocks. Total net assets were $3,471,507 and there were 159 shareholders.

Stocks posted another solid performance during the second quarter. All of the popular averages advanced. The S&P 500 with dividends gained 4.4 percent and the NASDAQ composite increased 7.6 percent, as technology stocks rebounded from a weak first quarter. This was the sixth straight quarterly advance for the S&P
500. At June 30, 1996, the S&P 500 with dividends was up 10.0 percent year to date and the NASDAQ composite 12.6 percent. The Dow Jones Bond Index declined from 103.25 to 101.71 during the quarter, a drop of 1.5 percent. The yield on the five-year government bond increased from 6.1 percent on March 31 to 6.5 percent on June 30.

The economy continued to move forward at a moderate pace with a slight pick up in the level of inflation and interest rates during the quarter. Industrial production, employment, business productivity, new construction and retail sales all reflect a growing economy. The high level of consumer debt is somewhat troubling. Our forecast for the balance of the year is for continued growth accompanied by modest increases in the level of interest rates and inflation.

Since the end of the quarter, there has been a meaningful correction in small and medium-sized stocks. The NASDAQ has declined from a peak of 1249 on June 5 to 1062 at the time of this writing, a decline of 15 percent. The Russell 2000 has declined by a similar percentage. These declines have removed some of the speculation and froth from the market. We have intensified our search for companies that maintain strong competitive positions within their markets, generate good returns on capital employed, maintain strong balance sheets, possess strong management, face improving business prospects, and trade at reasonable valuations.

SMC Corporation, for example, is the second largest manufacturer of high-line Class A motorcoaches and recently entered the middle-market Class C segment to create a high-end niche within that market. Through design and manufacturing innovations that enable it to provide custom coach features and service at lower price levels, the company has captured 28% of the high-line Class A segment. SMC's markets, which are less cyclical than the overall motorcoach industry, are projected to grow almost 10% annually due to the increasing population of 45-64 year-olds. SMC expects to grow at least 20% annually going forward, yet the stock trades at 10 times projected 1996 earnings.

We welcome those new shareholders who joined the Meridian Value Fund during the quarter and appreciate the continued confidence of our existing shareholders.

                                       Sincerely,

                                       /s/ Richard F. Aster, Jr.
                                       ---------------------------
                                       Richard F. Aster, Jr.

                                       /s/ Kevin O'Boyle
                                       ---------------------------
                                       Kevin O'Boyle

SCHEDULE OF INVESTMENTS AND NET ASSETS
JUNE 30, 1996
================================================================================

                                                                    Shares       Value
                                                                    ------     ----------
     COMMON STOCK - 94.3%
       BANKING AND FINANCE - 2.6%
          EZCORP, Inc. ...........................................  13,500        $91,125
       CONSTRUCTION - 4.4%
          BMC West Corporation....................................   4,800         82,200
          Griffon Corporation.....................................   8,600         69,875
       CONSUMER PRODUCTS - 7.9%
          Maxwell Shoe Company, Inc. - Class A....................  12,600         97,650
          Paragon Trade Brands, Inc. .............................   3,900         83,850
          Universal Electronics, Inc. ............................   7,900         91,837
       ENERGY - 12.2%
          Apache Corporation......................................   2,800         92,050
          Lomak Petroleum, Inc. ..................................   6,400         91,200
          Nabors Industries, Inc. ................................   5,200         84,500
          Oceaneering International, Inc. ........................   4,300         65,037
          Vintage Petroleum, Inc. ................................   3,600         91,800
       HEALTH SERVICES - 7.2%
          Coventry Corporation....................................   5,700         89,775
          Safeguard Health Enterprises, Inc. .....................   3,700         67,062
          Zoll Medical Corporation................................   5,700         91,200
       INDUSTRIAL SERVICES - 5.1%
          Angelica Corporation....................................   3,900         92,137
          Thomas Group, Inc. .....................................   4,600         85,100
       INDUSTRIAL PRODUCTS - 9.8%
          Augat Inc. .............................................   4,300         82,238
          Bettis Corporation......................................  16,500         85,594
          Medar, Inc. ............................................   8,700         90,263
          Seda Specialty Packaging Corp. .........................   4,800         86,400
       INSURANCE - 5.1%
          Integon Corp. ..........................................   4,400         88,550
          Omni Insurance, Inc. ...................................   9,700         89,725

JUNE 30, 1996
================================================================================

                                                                    Shares       Value
                                                                    ------     ----------

     COMMON STOCK (continued)
       LEISURE & AMUSEMENT - 7.3%
          Rawlings Sporting Goods Company, Inc....................   8,700        $85,913
          SMC Corporation.........................................   9,700         92,150
          Sturm, Ruger & Company, Inc. ...........................   1,600         74,400
       REAL ESTATE - 2.7%
          Manufactured Home Communities, Inc. ....................   4,800         92,400
       RESTAURANTS - 2.5%
          CKE Restaurants, Inc. ..................................   3,400         86,700
       RETAIL - 14.7%
          Cato Corporation - Class A..............................  11,700         70,200
          Fabri-Centers of America, Inc. - Class B................   6,000         90,750
          Heilig-Meyers Company...................................   3,700         88,800
          Pier 1 Imports, Inc. ...................................   5,800         86,275
          Toys "R" Us, Inc. ......................................   3,000         85,500
          Value City Department Stores, Inc. .....................   8,000         88,000
       TECHNOLOGY - 12.8%
          CFI ProServices, Inc. ..................................   3,200         81,600
          InaCom Corporation......................................   4,700         88,125
          MicroAge, Inc. .........................................   6,600         89,925
          Viewlogic Systems, Inc. ................................   6,500         90,188
          Western Digital Corporation.............................   3,600         94,050
                                                                                  -------
       TOTAL COMMON STOCK
       (Identified cost $2,800,769).......................................      3,274,142
                                                                                  -------
     CASH AND OTHER ASSETS LESS LIABILITIES - 5.7%........................        197,363
                                                                                  -------
     NET ASSETS - 100%....................................................     $3,471,505
                                                                                  =======
     Shares of capital stock outstanding..................................        226,673
                                                                                  =======
     Net asset value per share............................................         $15.32
                                                                                  =======

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1996
================================================================================

     ASSETS
       Investments (Cost $2,800,769)........................................   $3,274,144
       Cash and cash equivalents............................................      140,766
       Receivables for:
          Securities sold...................................................       76,725
          Reimbursement from Investment Advisor.............................        6,854
          Dividends.........................................................        2,555
          Interest..........................................................          269
       Prepaid expenses.....................................................          113
                                                                               ----------
          TOTAL ASSETS......................................................    3,501,426
                                                                               ----------

     LIABILITIES
       Payable for securities purchased.....................................       16,154
       Accrued expenses.....................................................       13,765
                                                                               ----------
          TOTAL LIABILITIES.................................................       29,919
                                                                               ----------
     NET ASSETS.............................................................   $3,471,507
                                                                               ==========
     Shares of capital stock outstanding, par value $.01
       (25,000,000 shares authorized).......................................      226,673
                                                                               ==========
     Net asset value per share (offering and redemption price)..............       $15.32
                                                                               ==========
     Net assets consist of:
       Paid in capital......................................................   $2,726,897
       Accumulated net realized gain........................................      271,235
       Net unrealized appreciation on investments...........................      473,375
                                                                               ----------
                                                                               $3,471,507
                                                                               ==========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1996
================================================================================

     INVESTMENT INCOME
       Dividends.................................................    $16,839
       Interest..................................................      2,366
                                                                    --------
            Total investment income..............................                 $19,205
     EXPENSES
       Transfer agent fees.......................................     25,620
       Pricing fees..............................................     24,156
       Investment advisory fees..................................     16,183
       Registration and filing fees..............................     11,455
       Custodian fees............................................      8,340
       Legal.....................................................      7,062
       Auditing fee..............................................      6,204
       Reports to shareholders...................................      2,873
       Directors' fees and expenses..............................      1,098
       Taxes.....................................................        811
       Insurance.................................................        762
       Association dues..........................................         73
                                                                    --------
            Total expenses.......................................    104,637
            Less: Reimbursement by Investment Advisor............    (63,370)
                                                                    --------
                 Net expenses....................................                  41,267
                                                                                 --------
       Net investment loss.......................................                 (22,062)
     NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
       Net realized gain on investments..........................    295,152
       Net increase in unrealized appreciation on investments....    421,643
                                                                    --------
       Net realized and unrealized gains on investments..........                 716,795
                                                                                 --------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $694,733
                                                                                 ========

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                 For the Fiscal   For the Fiscal
                                                                   Year Ended       Year Ended
                                                                 June 30, 1996    June 30, 1995
                                                                 --------------   --------------
     OPERATIONS
     Net investment loss......................................       ($22,062)         ($3,396)
     Net realized gain (loss) on investments..................        295,152          (20,940)
     Net increase in unrealized appreciation of investments...        421,643           54,235
                                                                   ----------        ---------
       Net increase from operations...........................        694,733           29,899
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income.....................              0                0
     Distributions from net realized capital gains............              0                0
                                                                   ----------        ---------
       Total distributions....................................              0                0
                                                                   ----------        ---------
     CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of stock..............................      2,262,308          400,303
     Reinvestment of distributions............................              0                0
     Less: redemptions........................................       (200,555)        (106,719)
                                                                   ----------        ---------
       Increase resulting from
          capital share transactions..........................      2,061,753          293,584
                                                                   ----------        ---------
     Total increase in net assets.............................      2,756,486          323,483
     NET ASSETS
     Beginning of period......................................        715,021          391,538
                                                                   ----------        ---------
     End of period............................................     $3,471,507         $715,021
                                                                   ==========        =========

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD
================================================================================

                                                       For the fiscal   For the fiscal   For the period
                                                         year ended       year ended          ended
                                                       June 30, 1996    June 30, 1995    June 30, 1994*
                                                       --------------   --------------   ---------------
   Net Asset Value - Beginning of Period............         $10.27           $9.87            $10.00
                                                         ----------         -------           -------
   Income from Investment Operations
   ---------------------------------------
   Net Investment (Loss) Income.....................          (0.10)          (0.04)             0.00
   Net Gains or Losses on Securities
     (both realized and unrealized).................           5.15            0.44             (0.13)
                                                         ----------         -------           -------
   Total From Investment Operations.................           5.05            0.40             (0.13)
                                                         ----------         -------           -------
   Less Dividends and Distributions
   -----------------------------------
   Dividends from net investment income.............           0.00            0.00              0.00
   Distribution from net realized capital gains.....           0.00            0.00              0.00
                                                         ----------         -------           -------
   Total Dividends and Distributions................           0.00            0.00              0.00
                                                         ----------         -------           -------
   Net Asset Value - End of Period..................         $15.32          $10.27             $9.87
                                                         ==========         =======           =======
   Total Return.....................................         49.17%           4.05%            (1.30%)
                                                         ==========         =======           =======
   Ratios/Supplemental Data
   ----------------------------
   Net Assets, End of Period (in thousands).........     $3,471,507        $715,021          $391,538
   Ratio of Expenses to Average Net Assets..........          2.55%+          2.78%+            1.28%+
   Ratio of Net Investment Loss
     to Average Net Assets..........................         (1.36%)+         (.58%)+           (.07%)+
   Portfolio Turnover Rate..........................           125%             77%              194%
   Average Commission Paid Per Share................        $0.0559              --                --
   +  Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund. As indicated in Note 3, the Investment Manager reduced a portion of its fee and absorbed certain expenses of the Fund. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets would have been
      6.47%, 14.64%, and 11.22%, and the ratio of net investment income to average net assets would have been a loss of 5.28%, 12.44% and 10.02%, respectively.
   *  From commencement of operations on February 10, 1994.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED JUNE 30, 1996
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES: Meridian Value Fund (the "Fund") a series of Meridian Fund, Inc., (the "Company"), began operations on February 10, 1994. The Fund was registered on February 7, 1994, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the fund is to seek long-term growth of capital. In addition to the Meridian Value Fund, the Company also offers the Meridian Fund. The following is a summary of significant accounting policies:

   a. SECURITY VALUATIONS: Investments are stated at market value based on latest quoted prices. Short-term securities with maturity dates of 60 days or less are valued at amortized cost (premiums and discounts are amortized on a straight-line basis) which has been determined by the Fund's Board of Directors to represent fair value.

   b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $2,800,769, the aggregate gross unrealized appreciation is $537,102 and the aggregate gross unrealized depreciation is $63,727 resulting in net unrealized appreciation of $473,375.

   c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

   d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.

   e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

   f. USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from the estimates.

   g. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gain for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

FOR THE YEAR ENDED JUNE 30, 1996
================================================================================

2. RELATED PARTIES: The Fund has entered into a management agreement (the Investment Advisory Fee) with Aster Capital Management, Inc. ("Aster Capital") for calendar 1996. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of Aster Capital. Beneficial ownership in the Fund by Richard F. Aster, Jr., President, as of June 30, 1996, was 17.48%.

3. ADVISORY FEE AND EXPENSE LIMITATION: The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1% of the Fund's net assets. The fee is paid monthly and calculated based on that month's average net assets. The Investment Adviser has agreed to reimburse the Fund for any fiscal year's expenses, including advisory fees, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. Although state requirements may change, the most stringent state expense limitations currently require the Investment Adviser to reimburse the Fund for operating expenses incurred in any fiscal year which exceed 2 1/2% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets and 1 1/2% of the remaining average net assets. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment. Reimbursements were $63,370 for the year ended June 30, 1996.

4. CAPITAL STOCK TRANSACTIONS: The Fund has authorized 25,000,000 shares of common stock at a par value of $.01 per share. Transactions in capital stock for the period ended June 30, 1996 and June 30, 1995, were as follows:

                                                                1996           1995
                                                             ----------     ----------
      Shares sold                                               173,212         40,863
      Shares issued on reinvestment of distributions                  0              0
                                                                -------         ------
                                                                173,212         40,863
      Shares redeemed                                            16,140         10,934
                                                                -------         ------
      Net increase                                              157,072         29,929
                                                                =======         ======

5. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Company who are directors and/or officers of Aster Capital Management, Inc. receive no compensation from the Fund. Directors of the Company who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Fund or Meridian Value Fund stock, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of June 30, 1996 was $1,000.

6.  INVESTMENTS:

   a. COST OF INVESTMENTS: The cost of investments purchased, excluding short-term obligations, and the proceeds from sales of investments for the period ended June 30, 1996 were $4,009,140 and $1,961,655 respectively.

   b. INCOME PRODUCING INVESTMENTS: At June 30, 1996, those investments in securities which produce investment income (cash dividends) are Angelica Corporation, Apache Corporation, Augat, Inc., Cato Corporation - Class A., CKE Restaurants, Inc., Integon Corp., Lomak Petroleum Inc., Manufactured Home Communities, Inc., Pier 1 Imports, Inc., and Sturm, Ruger & Company, Inc. All other investments in securities are non-income producing.

REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================

To the Board of Directors and Shareholders of Meridian Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Meridian Value Fund (one of the portfolios constituting Meridian Fund, Inc., hereafter referred to as the "Fund") at June 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period February 10, 1994 (commencement of operations) through June 30, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as the "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
July 31, 1996

                                                  MERIDIAN VALUE FUND
================================================================================

                          This report is submitted for
                       the information of shareholders of
                         Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

       -----------------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL P. MORK

                                MICHAEL STOLPER
                                   Directors

                                PAUL A. ROBINSON
                            Treasurer and Secretary
                                   Custodian
                                BANK OF NEW YORK
                               New York, New York
                      Transfer Agent and Disbursing Agent
                            FUND/PLAN SERVICES, INC.
                           Conshohocken, Pennsylvania
                                 (800) 446-6662
                                    Counsel
                              MORRISON & FOERSTER
                           San Francisco, California
                                    Auditors
                                PRICE WATERHOUSE
                           San Francisco, California

                                 ANNUAL REPORT

                                      LOGO

                         60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939
                                 (415) 461-6237

                            Telephone (800) 446-6662

                                 JUNE 30, 1996